UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 16, 2023

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 15, 2023, United Insurance Holding Corp. (the "Company"), together with it's subsidiary, American Coastal Insurance Company ("ACIC") entered into a Tax Memorandum of Understanding (the "Tax Memorandum") with the Florida Department of Financial Services, Division of Rehabilitation and Liquidation (the "DFS") as receiver of the Company's former subsidiary, United Property & Casualty Insurance Company ("UPC").

On February 27, 2023, UPC entered into receivership with the DFS as receiver. As of March 31, 2023, in accordance with the Reinsurance Allocation Agreement UPC and ACIC are parties to, ACIC is due approximately $38,352,000 of reinsurance recoveries received by UPC on behalf of ACIC but not settled prior to receivership. The Company and the DFS believe that an opportunity exists to settle these balances via the realization of certain deferred tax assets of the Company's consolidated Federal and Florida tax returns to which ACIC and UPC belong. UPC holds certain deferred tax assets that are believed to be on no value to UPC on a stand-alone basis. However, ACIC and the Company have the opportunity, subject to certain conditions such as continuing and adequate profitability, to realize these assets.

Under the terms of the Tax Memorandum, the Company, ACIC and the DFS as receiver of UPC have reached the following agreement:

1.The parties agree to cooperate with one another to achieve realization of the deferred tax assets;

2.The parties agree to deposit the funds that are or may be due to UPC pursuant to the Tax Allocation Agreement into a segregated account held by ACIC that will serve as collateral for any amount payable from or to UPC;

3.The parties agree that the Federal Income Tax Allocation Agreement entered into prior to UPC’s receivership is ratified and accepted by all parties;

4.The parties agree to an annual “true up” of the allocation of the disputed recoveries to the extent that such recoveries were not allocated correctly according to the Reinsurance Allocation Agreement; and

5.In the event that the benefit received by the Company is greater than the disputed recoveries, the difference shall be paid to DFS as receiver of UPC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
May 16, 2023	By:	/s/ B. Bradford Martz
B. Bradford Martz, Chief Financial Officer and President (principal financial officer and principal accounting officer)